SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 20, 2003


                         Commission file number 0-49659

                                    XRG, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)

                  DELAWARE                             58-2583457
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     (State or other  jurisdiction of               (I.R.S.  Employer
      incorporation or organization)               Identification No.)

              5301 Cypress Street, Suite 111, Tampa, Florida 33607
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                    (Address of principal executive offices)

                                 (813) 637-0700
                                 --------------
                           (Issuer's telephone number)

ITEM 5. OTHER EVENTS

     On August 20, 2003, XRG, Inc. ("XRG") entered into a Stock Purchase Agreement to Purchase R&R Express Intermodal, Inc., a Pittsburgh, Pennsylvania intermodal truckload carrier. This agreement is subject to certain terms and conditions and will close when certain pre-closing conditions are met by both XRG and R&R Express Intermodal, Inc. A copy of the Stock Purchase Agreement is attached as Exhibit 10.1 to this Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE.

     The following information set forth in this Item 9 of this Form 8-K, including the text of the press release, attached as Exhibit 99.1 to this Form 8-K, is being furnished to, but not filed with, the SEC pursuant to Item 9, "Regulation FD Disclosure."

     On August 20, 2003, XRG, Inc. (the "Registrant") issued a press release (the "Press Release") announcing the Registrant signed a Definitive Stock Purchase Agreement with R&R Express Intermodal, Inc. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)   Exhibits.

     10.1 Form of Stock Purchase Agreement between XRG, Inc. and R&R Express Intermodal, Inc. dated as of August 20, 2003.

     99.1 Registrant's Press Release, issued August 20, 2003.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    XRG, Inc.

Dated    8/22/03
                                                    /s/ Kevin Brennan
                                                    ----------------------------
                                                    President &
                                                    Chief Executive Officer